Prospectus Supplement
John Hancock Variable Insurance Trust
American Global Growth Trust (the fund)
Supplement dated January 2, 2024 to the current Prospectus, as may be supplemented (the Prospectus)
Effective immediately, Jonathan Knowles no longer serves as a portfolio manager of the fund. Accordingly, effective immediately, all references to Mr. Knowles are removed from the Prospectus.
In addition, effective immediately, Matt Hochstetler is added as one of the portfolio managers of the fund’s master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series.
Effective immediately, Patrice Collette, Roz Hongsaranagon and Piyada Phanaphat continue to serve as portfolio managers of the fund and, along with Matt Hochstetler, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Effective immediately, the following amends and supplements the summary section of the Prospectus for the fund under the heading “Portfolio management”:
Matt Hochstetler
Partner – Capital World Investors
Managed fund since 2024
Effective immediately, the information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to add disclosure relating to Matt Hochstetler as one of the portfolio managers of the master fund of which the fund is a feeder fund:
Portfolio Manager for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Matt Hochstetler	Partner – Capital World Investors Investment professional for 25 years in total; 10 years with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
American Global Growth Trust (the fund)
Supplement dated January 2, 2024 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective immediately, Jonathan Knowles no longer serves as a portfolio manager of the fund’s master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series. Accordingly, effective immediately, all references to Mr. Knowles are removed from the SAI.
In addition, effective immediately, Matt Hochstetler is added as one of the portfolio managers of the master fund. Effective immediately, Patrice Collette, Roz Hongsaranagon and Piyada Phanaphat continue to serve as portfolio managers of the master fund, and along with Matt Hochstetler, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.

In addition, the following is added to the “Portfolio manager fund holdings and management of other accounts” section of “APPENDIX B – PORTFOLIO MANAGER INFORMATION – CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”) DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS, OTHER ACCOUNTS MANAGED AND COMPENSATION” of the SAI as of the Effective Date with respect to the American Global Growth Trust:
The following table reflects information regarding accounts other than the fund for which the portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
The following table reflects information as of December 31, 2022:
	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)	Number of Accounts	Assets (in billions)
Matt Hochstetler	3	$52.7	1	$0.41	0	$0
1
Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day-to-day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2
Personal brokerage accounts of portfolio managers and their families are not reflected.
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

Portfolio Manager	Dollar Range of Shares Owned
American Global Growth Trust[1]
Matt Hochstetler	none
1
As of December 31, 2022, Matt Hochstetler beneficially owned $0 of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.